UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 9, 2009

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

California	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7800 Woodley Avenue Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)
Registrant's Telephone Number, Including Area Code: (818) 781-4973
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 8.01 Other Events

On November 9, 2009, the United States Court for the Central District of California (the “Court”) ordered that a Notice of Pendency and Settlement of Action and Settlement Hearing (the “Notice”) be hereby provided to all holders of Superior Industries International, Inc. (the “Company”) stock as of October 9, 2009 (the “Shareholders”) pursuant to Federal Rule of Civil Procedure 23.1.  The purpose of the Notice is to advise the Shareholders that the parties to the action captioned In re Superior Industries International, Inc. Derivative Litigation, Case No. CV 06-7213 AHS (FMOx) (the “Action”) have entered into a proposed settlement of the Action, as set forth in the parties’ Stipulation of Compromise and Settlement dated as of October 9, 2009 (the “Stipulation”), which, subject to the Court’s approval, would fully, finally and forever resolve the Action on the terms and conditions set forth in the Stipulation and summarized in the Notice.

If the settlement is finally approved by the Court and becomes effective, the terms of the proposed settlement provide that, among other things:

•	the Company will adopt and/or maintain for a specified period certain procedures related to the granting and administration of stock options, as well as certain corporate governance measures;

•	counsel for the plaintiffs in the Action will receive a specified dollar amount for their fees and expenses, which amount shall be paid by the Company’s insurance carrier;

•	the Action will be dismissed with prejudice;

•	the Company and its past and present officers, directors and employees will be released from any claims related to the matters alleged in the Action; and

•	The plaintiffs and their counsel will be released from any claims related to the filing, prosecution, and settlement of the Action.

The foregoing summary of selected terms of the proposed settlement is qualified by the full text of the Notice which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  In addition to a description of the terms and conditions of the proposed settlement, the Notice also includes a summary of the background and nature of the Action.  Shareholders are urged to carefully read the Notice in its entirety.

There will be a final hearing before the Court to determine whether the proposed settlement should be approved and the Action dismissed with prejudice.  That hearing will be held at 11:00 a.m. on February 1, 2010, or such other time or date set by the Court, before Judge Alicemarie H. Stotler in Courtroom 10A, located at 411 West Fourth Street, Santa Ana, California.  Any holder of the Company’s stock as of October 9, 2009 may be heard at the hearing, provided that such person also follows the procedures and meets the deadlines set forth in the Notice.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
99.1	NOTICE OF PENDENCY AND SETTLEMENT OF ACTION & SETTLEMENT HEARING

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: November 13, 2009	/s/ Robert A. Earnest
Robert A. Earnest
Vice President, General Counsel and Corporate
Secretary